SUMMARY PROSPECTUS

Roundhill Bitcoin Covered Call Strategy ETF

(Cboe BZX – YBTC)

May 1, 2026

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s statutory prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at https://www.roundhillinvestments.com/etf/ybtc. You can also get this information at no cost by calling (855) 561-5728 or by sending an email request to etfs@roundhillinvestments.com. The Fund’s prospectus and statement of additional information, both dated May 1, 2026, are incorporated by reference into this summary prospectus.

Roundhill Bitcoin Covered Call Strategy ETF

Investment Objectives

The Fund’s primary investment objective is to provide current income. The Fund’s secondary investment objective is to provide exposure to the price return of one or more exchange-traded funds that provide exposure to bitcoin and whose shares trade on a U.S.-regulated securities exchange.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.95%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.95%
(1)	The investment advisory agreement between the Trust and Roundhill Financial Inc. (“Roundhill”) utilizes a unitary fee arrangement pursuant to which Roundhill will pay all operating expenses of the Fund, except Roundhill’s management fees, interest charges on any borrowings (including net interest expenses incurred in connection with an investment in reverse repurchase agreements or futures contracts), dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments (including any net account or similar fees charged by futures commission merchants), accrued deferred tax liability and extraordinary expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Fund Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Year 1	Year 3	Year 5	Year 10
$97	$303	$525	$1,166

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objectives through the use of a synthetic covered call strategy that provides current income on a weekly basis, while also providing exposure to the price return of one or more exchange-traded funds (“ETFs”) that hold bitcoin and whose shares trade on a U.S.-regulated securities exchange (each, a “Bitcoin ETF,” and collectively, the “Bitcoin ETFs”). In effectuating its investment strategy, the Fund will purchase and sell a combination of call and put option contracts that utilize a Bitcoin ETF or an index of Bitcoin ETFs (the “Bitcoin ETF Index”) as the reference asset (“Bitcoin ETF Options”). The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in Bitcoin ETF Options. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value. The Fund’s sale of call Bitcoin ETF Options (“Bitcoin ETF Call Options”) to generate income will potentially limit the degree to which the Fund will participate in any gains experienced by the Bitcoin ETFs. The Fund does not invest directly in bitcoin.

The Bitcoin ETF Options the Fund utilizes in implementing its investment strategy will be traditional exchange-traded options contracts and/or FLexible EXchange® options (“FLEX Options”). The Fund will only invest in options contracts that are listed for trading on regulated U.S. exchanges. Traditional exchange-traded options have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC.

In general, an option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying (in this case, a Bitcoin ETF or an index of Bitcoin ETFs) the option at a specified exercise price. For physically settled options, the writer of an option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (call) or to pay the exercise price upon delivery of the underlying security (put). For cash settled options, the writer of an option has the obligation upon exercise of the option to deliver cash equivalent to the difference between the strike price and the price of the underlying security.

In a traditional covered call strategy, an investor (such as the Fund) sells a call option on a security it already owns. However, although the Fund may hold some shares of one or more Bitcoin ETFs, it will primarily derive its exposure to Bitcoin ETFs through Bitcoin ETF Options. It is this distinction that causes the Fund’s strategy to be properly termed as a “synthetic covered call strategy” as opposed to a traditional covered call strategy, because the Fund primarily has synthetic exposure to a Bitcoin ETF. The Fund’s synthetic exposure to Bitcoin ETFs is achieved through the combination of purchasing call options and selling put options generally at the same strike price which synthetically creates the upside and downside participation in the price returns of a Bitcoin ETF or an index of Bitcoin ETFs. The Fund will primarily gain exposure to increases in value experienced by the Bitcoin ETFs through the purchase of Bitcoin ETF Call Options. As a buyer of these options, the Fund pays a premium to the seller of the options. The Fund will primarily gain exposure to decreases in value experienced by the Bitcoin ETFs through the sale of put Bitcoin ETF Options (“Bitcoin ETF Put Options”). As the seller of these options, the Fund receives a premium from the buyer of the options. In combination, the purchased Bitcoin ETF Call Options and sold Bitcoin ETF Put Options generally provide exposure to price returns of the Bitcoin ETF(s) both on the upside and downside.

As the primary means by which the Fund intends to generate income, the Fund will sell Bitcoin ETF Call Options at a strike price that is out-of-the-money. However, it is important to note that the sale of these call options to generate income will limit the Fund’s ability to participate in increases in value of the Bitcoin ETFs beyond a certain point. If the value of the Bitcoin ETFs increases, the above-referenced synthetic long exposure would allow the Fund to experience similar percentage gains. However, if the value of the Bitcoin ETFs appreciates in value beyond the strike price of one or more of the Bitcoin ETF Call Options that the Fund has sold to generate income, the Fund will lose money on those short call positions, and the losses will, in turn, limit the upside return of the Fund’s synthetic long exposure. As a result, the Fund’s overall strategy (i.e., the combination of the synthetic long exposure to the Bitcoin ETFs and the sold Bitcoin ETF Call Options) will limit the Fund’s participation in gains of the Bitcoin ETFs beyond a certain point. This strategy effectively converts a portion of the potential upside price return growth of the Bitcoin ETFs into current income. It is expected that the Bitcoin ETF Call Options the Fund will sell to generate options premiums will generally have expirations of approximately one week or less and will be held to or close to expiration. The Fund intends to make weekly distribution payments to shareholders.

In addition to the options contracts, the Fund will also invest in short-term U.S. Treasury securities and money market funds. The Fund may also directly hold shares of one or more Bitcoin ETFs. Due to certain tests that must be met in order to qualify as a registered investment company (“RIC”), the Fund may also utilize reverse repurchase agreements to help maintain the desired level of exposure to Bitcoin ETF Options.

The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (the “1940 Act”).

Additional Information About the Bitcoin ETFs

The Bitcoin ETFs are structured as Delaware statutory trusts that issue shares representing fractional undivided beneficial interests in its net assets. Each Bitcoin ETF’s assets consist primarily of bitcoin. The Bitcoin ETFs seek to generally reflect the performance of the price of bitcoin. The Bitcoin ETFs are not investment companies registered under the 1940 Act, and the sponsors of the Bitcoin ETFs are not registered with the SEC as an investment adviser and are not subject to regulation by the SEC as such in connection with its activities with respect to the Bitcoin ETFs. The Bitcoin ETFs are not a commodity pool for purposes of the Commodity Exchange Act of 1936, as amended (the “Commodity Exchange Act” or “CEA”), and the sponsors are not subject to regulation by the CFTC as a commodity pool operator or a commodity trading advisor with respect to the Bitcoin ETFs.

Additional Information about the Bitcoin ETF Index

The Cboe Bitcoin U.S. ETF Index (CBTX) is a modified market capitalization-weighted index that is designed to track the performance of a basket of Bitcoin ETFs listed on U.S. exchanges. Cboe Bitcoin U.S. ETF Index Options are cash-settled, European style index options based on the Cboe Bitcoin U.S. ETF Index. Similarly, the Cboe Mini Bitcoin U.S. ETF Index (MBTX) Options are cash-settled, European style index options based on the Cboe Mini Bitcoin U.S. ETF Index that are designed to be 1/10th the size of the standard CBTX options contract.

Additional Information on Bitcoin

Bitcoin is a digital asset that is created and transmitted through the operations of the online, peer-to-peer Bitcoin network, a decentralized network of computers that operates on cryptographic protocols. The ownership of bitcoin is determined by participants in the Bitcoin network. The Bitcoin network connects computers that run publicly accessible, or “open source,” software that follows the rules and procedures governing the Bitcoin network. This is commonly referred to as the Bitcoin Protocol. Bitcoin, the asset, plays a key role in the operation of the Bitcoin network, as the computers (or “miners”) that process transactions on the network and maintain the network’s security are compensated through the issuance of new bitcoin and through transaction fees paid by users in bitcoin.

No single entity owns or operates the Bitcoin network. Bitcoin is not issued by any government, by banks or similar organizations. The infrastructure of the Bitcoin network is collectively maintained by a decentralized user base. The Bitcoin network is accessed through software, and software governs the creation, movement, and ownership of “bitcoin,” the unit of account on the Bitcoin network ledger. The value of bitcoin is determined, in part, by the supply of, and demand for, bitcoin in the global markets for trading bitcoin, market expectations for the adoption of bitcoin as a decentralized store of value, the number of merchants and/or institutions that accept bitcoin as a form of payment and the volume of private end-user-to-end-user transactions.

Bitcoin transaction and ownership records are reflected on the “Bitcoin blockchain,” which is a digital public record or ledger. Copies of this ledger are stored in a decentralized manner on the computers of each Bitcoin network node (a node is any user who maintains on their computer a full copy of all the bitcoin transaction records, the blockchain, as well as related software). Transaction data is permanently recorded in files called “blocks,” which reflect transactions that have been recorded and authenticated by Bitcoin network participants. The Bitcoin network software source code includes protocols that govern the creation of new bitcoin and the cryptographic system that secures and verifies bitcoin transactions.

Principal Risks

As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK. Market risk is the risk that a particular investment, or Fund Shares in general, may fall in value. Securities are subject to market fluctuations caused by real or perceived adverse economic, political, and regulatory factors or market developments, changes in interest rates, disruptions to trade, impositions of tariffs and perceived trends in securities prices. Fund Shares could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. Any of such circumstances could have a materially negative impact on the value of Fund Shares, the liquidity of an investment, and may result in increased market volatility. During any such events, Fund Shares may trade at increased premiums or discounts to their net asset value, the bid/ask spread on Fund Shares may widen and the returns on investment may fluctuate.

COVERED CALL STRATEGY RISK. A covered call strategy involves writing (selling) covered call options in return for the receipt of premiums. The seller of the option gives up the opportunity to benefit from price increases in the underlying instrument above the exercise price of the options, but continues to bear the risk of underlying instrument price declines. The premiums received from the options may not be sufficient to offset any losses sustained from underlying instrument price declines, over time. As a result, the risks associated with writing covered call options may be similar to the risks associated with writing put options. Exchanges may suspend the trading of options during periods of abnormal market volatility. Suspension of trading may mean that an option seller is unable to sell options at a time that may be desirable or advantageous to do so.

The covered call strategy utilized by the Fund is “synthetic” because the Fund’s exposure to the price return of the Bitcoin ETFs is derived through options exposure, rather than direct holdings of the shares of the Bitcoin ETFs. Because such exposure is synthetic, it is possible that the Fund’s participation in the price return of the Bitcoin ETFs may not be as precise as if the Fund were directly holding shares of the Bitcoin ETFs.

OPTIONS RISK. The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions and depends on the ability of the Fund’s portfolio managers to forecast market movements correctly. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, or in interest or currency exchange rates, including the anticipated volatility, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. The effective use of options also depends on the Fund’s ability to terminate option positions at times deemed desirable to do so. There is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. In addition, there may at times be an imperfect correlation between the movement in values of options and their underlying securities and there may at times not be a liquid secondary market for certain options.

LIQUIDITY RISK. The market for Bitcoin ETF Options is still developing and may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. The large size of the positions which the Fund may acquire increases the risk of illiquidity, may make its positions more difficult to liquidate, and may increase the losses incurred while trying to do so. Such large positions also may impact the price of Bitcoin ETF Options.

BITCOIN ETF RISKS. The Fund will have significant exposure to the Bitcoin ETFs through its Bitcoin ETF Option positions. Accordingly, the Fund will be subject to the risks of the Bitcoin ETFs, set forth below. In addition to these risks, the Bitcoin ETFs are also subject to the following risks to which the Fund is also subject, which are described within the section entitled “Principal Risks”: Active Market Risk, Asset Class Risk, Concentration Risk, Cybersecurity Risk, Legislation and Litigation Risk, Operational Risk and Structural ETF Risk.

BITCOIN RISK. Bitcoin remains a volatile and evolving asset subject to significant market fluctuations, uncertainty, and speculative investment interest. Although increased institutional adoption and regulatory clarity have recently improved market stability and broader acceptance, the value of bitcoin continues to be influenced substantially by market sentiment, speculative demand, and macroeconomic factors rather than traditional fundamental analysis alone. The further development and sustained acceptance of the Bitcoin network are dependent on a variety of complex factors, including technological advancements, regulatory developments, institutional participation, and broader public adoption. While regulatory oversight of bitcoin and related digital assets has notably increased, particularly in jurisdictions like the United States and Europe, the global regulatory landscape remains fragmented. Sudden or significant regulatory actions—including new legislation, enforcement actions against key market participants, or policy shifts—can still materially impact bitcoin’s valuation and liquidity. Bitcoin markets remain susceptible to manipulation, fraud, theft, cybersecurity incidents, and operational disruptions, especially on trading platforms that lack robust regulatory oversight or proper cybersecurity standards. Furthermore, a significant concentration of bitcoin holdings among a limited number of large holders, often referred to as “whales,” continues to pose risks of price volatility or manipulation through coordinated transactions. Technological risks remain inherent in bitcoin and its underlying blockchain network. While advancements such as Layer 2 scaling solutions (e.g., the Lightning Network) have made meaningful progress toward addressing scalability and usability concerns, these technologies are still evolving and carry risks of technical vulnerabilities, hacking, and operational failures that may undermine confidence or negatively affect bitcoin’s value. The potential for blockchain forks—where disagreements among developers and stakeholders lead to competing blockchains—continues to exist. Although fewer contentious forks have occurred in recent times, such events could reoccur, introducing market confusion, diluting value, or weakening confidence in the Bitcoin blockchain. Competition from alternative blockchain networks and digital assets remains strong. Networks like Ethereum and other blockchain platforms with smart contract capabilities, privacy features, or superior scalability may attract broader adoption, thereby reducing bitcoin’s relative attractiveness or limiting its potential as an alternative payment system or digital store of value. Any of these risks, individually or collectively, could materially and adversely affect the acceptance and market value of bitcoin, consequently impacting the value of shares in Bitcoin ETFs or related investment products.

CUSTODY RISK. Security breaches, computer malware and computer hacking attacks have been a prevalent concern in relation to digital assets. The bitcoin held by the Bitcoin ETFs’ custodian will likely be an appealing target to hackers or malware distributors seeking to destroy, damage or steal the Bitcoin ETFs’ bitcoins. To the extent that the Bitcoin ETFs and their service providers are unable to identify and mitigate or stop new security threats or otherwise adapt to technological changes in the digital asset industry, a Bitcoin ETF’s bitcoins may be subject to theft, loss, destruction or other attack. The Bitcoin ETFs have put security procedures in place to prevent such theft, loss or destruction, including but not limited to, offline storage, or cold storage, multiple encrypted private key “shards”, and other measures. Nevertheless, the security procedures cannot guarantee the prevention of any loss due to a security breach, software defect or act of God that may be borne by the Bitcoin ETFs and the security procedures may not protect against all errors, software flaws or other vulnerabilities in a Bitcoin ETF’s technical infrastructure, which could result in theft, loss or damage of its assets. The Bitcoin ETFs do not control the operations of their service providers or their implementation of such security procedures and there can be no assurance that such security procedures will actually work as designed or prove to be successful in safeguarding a Bitcoin ETF’s assets against all possible sources of theft, loss or damage. Assets not held in cold storage, such as assets held in a trading account, may be more vulnerable to security breach, hacking or loss than assets held in cold storage. Furthermore, assets held in a trading account are held on an omnibus, rather than segregated basis, which creates greater risk of loss. The security procedures and operational infrastructure may be breached due to the actions of outside parties, error or malfeasance of an employee of a Bitcoin ETF’s service providers, and, as a result, an unauthorized party may obtain access to the Bitcoin ETF’s account at the custodian where its bitcoin is held, the relevant private keys (and therefore bitcoin) or other data or property of a Bitcoin ETF. Additionally, outside parties may attempt to fraudulently induce employees of a Bitcoin ETF or its service providers to disclose sensitive information in order to gain access to a Bitcoin ETF’s infrastructure. As the techniques used to obtain unauthorized access, disable or degrade service, or sabotage systems change frequently, or may be designed to remain dormant until a predetermined event and often are not recognized until launched against a target, a Bitcoin ETF and its service providers may be unable to anticipate these techniques or implement adequate preventative measures.

DIGITAL ASSET TRADING PLATFORMS RISK. Digital asset trading platforms remain relatively new and vary significantly in terms of regulation, transparency, operational stability, and compliance standards. While certain prominent trading platforms—particularly those based in the United States—have substantially improved transparency, compliance, and regulatory adherence, many platforms still operate internationally or offshore with significantly less stringent oversight. Platforms located outside the United States may be subject to minimal or inconsistent regulatory enforcement and often do not provide sufficient public information regarding their management structure, ownership, financial stability, cybersecurity practices, or compliance controls. Despite increased institutional involvement, enhanced security measures, and more standardized operating practices adopted by leading platforms, digital asset exchanges continue to be vulnerable to cybersecurity threats, hacking incidents, fraudulent activities, operational disruptions, and other technical risks. High-profile failures, breaches, or shutdowns of major trading platforms or custodians—such as those arising from fraud, cybersecurity incidents, regulatory enforcement actions, or insolvency—can significantly reduce investor confidence, increase market volatility, and potentially trigger contagion effects across the digital asset ecosystem. Regulatory developments and enforcement actions continue to shape the landscape in which digital asset platforms operate. Recent regulatory scrutiny has heightened globally, particularly in jurisdictions with substantial trading volumes, such as the United States, Europe, and Asia. Increased regulatory oversight, while potentially positive for market stability in the long run, can create short-term disruption, reduce liquidity, prompt platform closures, or alter business models substantially, thereby affecting the prices of digital assets, including bitcoin. Investors should be aware that trading or custodying bitcoin on less transparent or poorly regulated platforms increases the risk of losing access to digital assets due to platform insolvency, hacking incidents, regulatory intervention, or operational failure. Although improvements have been made, the digital asset marketplace remains inherently riskier than traditional financial markets, and investors may have limited recourse if a digital asset trading platform fails or is compromised.

IRREVOCABILITY OF TRANSACTIONS RISK. Bitcoin transactions are typically not reversible without the consent and active participation of the recipient of the transaction. Once a transaction has been verified and recorded in a block that is added to the Bitcoin blockchain, an incorrect transfer or theft of bitcoin generally will not be reversible and a Bitcoin ETF may not be capable of seeking compensation for any such transfer or theft. It is possible that, through computer or human error, or through theft or criminal action, a Bitcoin ETF’s bitcoin could be transferred from the Bitcoin ETF’s account at its custodian in incorrect amounts or to unauthorized third parties, or to uncontrolled accounts.

TRADING HALT RISK. Trading in shares of a Bitcoin ETF on U.S. securities exchanges may be halted due to market conditions or for reasons that, in the view of an exchange, make trading in shares of the Bitcoin ETF inadvisable. In addition, trading of shares of a Bitcoin ETF on securities exchanges is subject to trading halts caused by extraordinary market volatility pursuant to an exchange’s “circuit breaker” rules. Shares of a Bitcoin ETF may be at a higher risk of a trading halt due to the volatility of bitcoin. In the event that shares of a Bitcoin ETF are subject to a trading halt, the Fund’s ability to pursue its principal investment strategy may be impaired and the Fund may be negatively affected.

VOLATILITY RISK. The price of bitcoin remains highly volatile and subject to significant price fluctuations. While recent increases in institutional adoption, clearer regulatory frameworks, and broader market acceptance have contributed to greater stability relative to earlier periods, the price of bitcoin continues to be influenced by rapid shifts in market sentiment, regulatory developments, macroeconomic conditions, technological advancements, and unforeseen events. The market price of bitcoin has historically experienced dramatic highs and lows over short periods, often with limited or no identifiable catalyst. Given the evolving nature of digital asset markets, price volatility may be amplified by external factors such as changes in global financial markets, geopolitical events, regulatory enforcement actions, or significant technological or security incidents. Furthermore, speculative trading, leveraged positions, and derivatives markets tied to bitcoin continue to contribute to potential volatility. Investors should remain aware that sudden, substantial price movements may occur at any time, potentially leading to significant losses. Consequently, investments linked directly or indirectly to bitcoin, including Bitcoin ETFs, may experience heightened volatility compared to traditional investment products.

ACTIVE MANAGEMENT RISK. The Fund is actively-managed and its performance reflects investment decisions that the Adviser and/or Sub-Adviser makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

ACTIVE MARKET RISK. Although Fund Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for Fund Shares will develop or be maintained. Fund Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including Fund Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Fund Shares could decline in value or underperform other investments.

ASSET CLASS RISK. Securities and other assets in the Fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.

ASSIGNMENT RISK. In response to a notification of an option holder’s desire to exercise the option held, the OCC may randomly assign the exercise notice to a clearing member, which must then assign, randomly or on a first-in-first-out basis, the obligation to a customer who has written that particular option. If the Fund is assigned an exercise notice, the Fund pays the buyer the difference between the option price on the exercise date and the option price when written by the Fund. As a result, the Fund may be forced to settle a written option position at an inopportune time and at a cost to the Fund, both of which could adversely affect the Fund’s performance and ability to track the performance of the Bitcoin ETFs.

CLEARING MEMBER DEFAULT RISK. Transactions in some types of derivatives, including the options held by the Fund, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearinghouse, such as the OCC, rather than a bank or broker. Since the Fund is not a member of clearinghouses, and only members of a clearinghouse (“clearing members”) can participate directly in the clearinghouse, the Fund will hold cleared derivatives through accounts at clearing members. With regard its cleared derivatives positions, the Fund will make payments (including margin payments) to, and receive payments from, a clearinghouse through their accounts at clearing members. Customer funds held at a clearing organization in connection with any option contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for its options position may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearinghouse, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults, the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. The loss of a clearing member for the Fund to transact with could result in increased transaction costs and other operational issues that could impede the Fund’s ability to implement its investment strategy. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

CONCENTRATION RISK. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in investments that provide exposure to bitcoin.

COUNTERPARTY RISK. Fund transactions involving a counterparty are subject to the risk that the counterparty will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.

CREDIT RISK. An issuer or other obligated party of a debt security may be unable or unwilling to make dividend, interest and/or principal payments when due. In addition, the value of a debt security may decline because of concerns about the issuer’s ability or unwillingness to make such payments.

CURRENT MARKET CONDITIONS RISK. Current market conditions risk is the risk that a particular investment, or Fund Shares in general, may fall in value due to current market conditions. As a means to fight inflation, which remains at elevated levels, the Federal Reserve and certain foreign central banks have raised interest rates; however, the Federal Reserve has recently lowered interest rates and may continue to do so. U.S. regulators have proposed several changes to market and issuer regulations which would directly impact the Fund, and any regulatory changes could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. Additionally, challenges in commercial real estate markets, including rising interest rates, declining valuations and increasing vacancies, could have a broader impact on financial markets. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations. The change in administration resulting from the 2024 United States national elections could result in significant impacts to international trade relations, tax and immigration policies, and other aspects of the national and international political and financial landscape, which could affect, among other things, inflation and the securities markets generally. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Iran, Hamas and other militant groups in the Middle East, have caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, the Middle East and the United States. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain Fund investments as well as Fund performance and liquidity. The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes, including the imposition of tariffs, and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down. A public health crisis and the ensuing policies enacted by governments and central banks may cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. As the COVID-19 global pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. Additionally, cyber security breaches of both government and non-government entities could have negative impacts on infrastructure and the ability of such entities, including the Fund, to operate properly. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.

CYBERSECURITY RISK. Failures or breaches of the electronic systems of the Fund, the Fund’s adviser, sub-adviser, distributor and other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions, negatively impact the Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Fund’s other service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.

DEBT SECURITIES RISK. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

DERIVATIVES RISK. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet regulatory or contractual requirements for derivatives. The use of derivatives can magnify potential for gain or loss and, therefore, amplify the effects of market volatility on share price.

DISTRIBUTION TAX RISK. The Fund currently expects to make distributions on a weekly basis. These distributions may exceed the Fund’s income and gains for the Fund’s taxable year. Distributions in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and will result in a higher capital gain or lower capital loss when those Fund Shares on which the distribution was received are sold. Once a Fund shareholder’s cost basis is reduced to zero, further distributions will be treated as capital gain if the Fund shareholder holds Fund Shares as capital assets. Additionally, any capital returned through distributions will be distributed after payment of Fund fees and expenses. Because a portion of the Fund’s distributions may consist of return of capital, the Fund may not be an appropriate investment for investors who do not want their principal investment in the Fund to decrease over time or who do not wish to receive return of capital in a given period. In the event that a shareholder purchases Fund Shares shortly before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

ETF RISK. The value of an ETF held by the Fund will fluctuate over time based on fluctuations in the values of the assets held by the ETF, which may be affected by changes in general economic conditions, expectations for future growth and profits, interest rates and the supply and demand for those assets. When the Fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, ETFs are subject to Active Market Risk, Operational Risk, Premium/Discount Risk and the Structural ETF Risks set forth below. Brokerage, tax and other expenses may negatively impact the performance of the ETF and, in turn, the value of Fund Shares.

FLEX OPTIONS RISK. Trading FLEX Options involves risks different from, or possibly greater than, the risks associated with investing directly in securities. The Fund may experience losses from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The FLEX Options are listed on an exchange; however, no one can guarantee that a liquid secondary trading market will exist for the FLEX Options. In the event that trading in the FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. In a less liquid market for the FLEX Options, liquidating the FLEX Options may require the payment of a premium (for written FLEX Options) or acceptance of a discounted price (for purchased FLEX Options) and may take longer to complete. A less liquid trading market may adversely impact the value of the FLEX Options and Fund Shares and result in the Fund being unable to achieve its investment objectives. Less liquidity in the trading of the Fund’s FLEX Options could have an impact on the prices paid or received by the Fund for the FLEX Options in connection with creations and redemptions of the Fund’s shares. Depending on the nature of this impact to pricing, the Fund may be forced to pay more for redemptions (or receive less for creations) than the price at which it currently values the FLEX Options. Such overpayment or under collection could reduce the Fund’s ability to achieve its investment objectives. Additionally, in a less liquid market for the FLEX Options, the liquidation of a large number of options may more significantly impact the price. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment. The trading in FLEX Options may be less deep and liquid than the market for certain other exchange-traded options, non-customized options or other securities.

INFLATION RISK. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline. This risk is more prevalent with respect to fixed income securities held by the Fund.

INTEREST RATE RISK. Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

LEGISLATION AND LITIGATION RISK. Legislation or litigation that affects the value of assets or securities held by the Fund may reduce the value of the Fund. From time to time, various legislative initiatives are proposed that may have a negative impact on certain assets or securities in which the Fund invests. In addition, litigation regarding any of the assets or securities owned by the Fund may negatively impact the value of Fund Shares. Such legislation or litigation may cause the Fund to lose value or may result in higher portfolio turnover if the Adviser determines to sell such a holding.

LEVERAGE RISK. While the Fund does not seek leveraged exposure to the Bitcoin ETFs, the Fund seeks to achieve and maintain the exposure to the price of the Bitcoin ETFs by using the leverage inherent in options contracts. Therefore, the Fund is subject to leverage risk. When the Fund purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction, it creates leverage, which can result in the Fund losing more than it originally invested. As a result, these investments may magnify losses to the Fund, and even a small market movement may result in significant losses to the Fund. Leverage may also cause the Fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Options trading involves a degree of leverage and as a result, a relatively small price movement in futures instruments may result in immediate and substantial losses to the Fund.

MONEY MARKET INSTRUMENTS RISK. The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. If a significant amount of the Fund’s assets are invested in money market instruments, it will be more difficult for the Fund to achieve its investment objectives. An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a money market fund.

NON-DIVERSIFICATION RISK. As a “non-diversified” fund, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of the Fund Shares may be more volatile than the values of shares of more diversified funds.

OPERATIONAL RISK. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objectives. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

REVERSE REPURCHASE AGREEMENTS RISK. Reverse repurchase agreements involve both counterparty risk and the risk that the value of securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Reverse repurchase agreements involve leverage risk; the Fund may lose money as a result of declines in the values both of the security subject to the reverse repurchase agreement and the instruments in which the Fund invested the proceeds of the reverse repurchase agreement.

SPECIAL TAX RISK. The Fund intends to qualify as a “regulated investment company” (“RIC”), however, the federal income tax treatment of certain aspects of the proposed operations of the Fund are not entirely clear. This includes the tax aspects of the Fund’s options strategy, the possible application of the “straddle” rules, and various loss limitation provisions of the Internal Revenue Code of 1986, as amended (the “Code”). If, in any year, the Fund fails to qualify as a RIC under the applicable tax laws, the Fund would be taxed as an ordinary corporation.

To the extent that the Fund investments in Bitcoin ETF Options include offsetting positions, the character of gains or losses realized by the Fund under the Code’s “straddle” rules may be affected and may increase the amount of short-term capital gain realized by the Fund. The Fund may hold certain options that do not qualify as “Section 1256 contracts” under Section 1256 of the Code, and disposition of such options will likely result in short-term or long-term capital gains or losses depending on the holding period. In addition, based upon language in the legislative history, the Fund intends to treat the issuer of the options as the issuer of the referenced asset or in the case of Bitcoin ETF Options that reference a Bitcoin ETF Index, the issuers of the securities underlying the index, which, assuming the referenced asset qualifies as a RIC, would allow the Fund to qualify for special rules in the RIC diversification requirements. If the income is not qualifying income or the issuer of the options is not appropriately the referenced asset or the issuers of the securities underlying the index, the Fund could lose its own status as a RIC.

The Fund intends to treat the income it derives from gains on options referencing the Bitcoin ETFs and Bitcoin ETF Indexes as “qualifying income” for purposes of the RIC qualification rules under Subchapter M of the Code. It has adopted this position in reliance on an opinion obtained from counsel that income from such investments should constitute “qualifying income,” as the Bitcoin ETFs and Bitcoin ETF Indexes referenced by the options constitute “securities” under Section 2(a)(36) of the 1940 Act. However, this opinion is not binding upon the Internal Revenue Service (“IRS”). If the IRS were to successfully assert that the Fund’s income from such investments was not “qualifying income,” the Fund may fail to qualify as a RIC under Subchapter M if over 10% of its gross income was derived from these investments. If the Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

To maintain its status as a RIC, the Fund must distribute 90% of its investment company taxable income annually. In addition, to avoid a non-deductible excise tax, the Fund must distribute 98% of its ordinary income and 98.2% of its capital gain net income. Separately, depending upon the circumstances, sales to fund redemptions could cause the Fund to recognize income that the Fund is required to distribute to maintain the Fund’s RIC status and avoid the excise tax. Funding such distributions could require additional sales, which could require more distributions and affect the projected performance of the Fund. Alternatively, if the Fund only makes distributions to maintain its RIC status and becomes subject to the excise tax, that could also affect the projected performance of the Fund. In either case, the assets sold to fund redemptions, distributions or pay the excise tax will not be available to assist the Fund in meeting its investment objectives.

In the event that a shareholder purchases shares of the Fund shortly before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

STRUCTURAL ETF RISKS. The Fund is an ETF. Accordingly, it is subject to certain risks associated with its unique structure.

Cash Transactions Risk. The Fund currently expects to effect a significant portion of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

Market Participants Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, Fund Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. The Fund may also rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund Shares but such market makers are under no obligation to do so. Decisions by Authorized Participants or market makers to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. Any trading halt or other problem relating to the trading activity of these market makers or any issues disrupting the Authorized Participants’ ability to proceed with creation and/or redemption orders could result in a dramatic change in the spread between the Fund’s net asset value and the price at which Fund Shares are trading on the Exchange, which could result in a decrease in value of Fund Shares. This reduced effectiveness could result in Fund Shares trading at a premium or discount to net asset value and also in greater than normal intraday bid-ask spreads Fund Shares.

Costs of Buying and Selling Fund Shares. Due to the costs of buying or selling Fund Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Fund Shares may significantly reduce investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.

Premium/Discount Risk. As with all ETFs, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund’s daily net asset value per share and there may be times when the market price of Fund Shares is more than the net asset value per Fund Share (premium) or less than the net asset value per Fund Share (discount). If a shareholder purchases Fund Shares at a time when the market price is at a premium to the net asset value or sells Fund Shares at a time when the market price is at a discount to the net asset value, the shareholder may pay more for, or receive less than, the underlying value of the Fund Shares, respectively. This risk is heightened in times of market volatility or periods of steep market declines.

Trading Risks. Although Fund Shares are listed for trading on the Exchange and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Fund Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Fund Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Fund Shares. Trading in Fund Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund Shares inadvisable. In addition, trading in Fund Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

U.S. GOVERNMENT SECURITIES RISK. U.S. government securities are subject to interest rate risk but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity.

VALUATION RISK. The Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund or a Bitcoin ETF could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund or a Bitcoin ETF would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund or a Bitcoin ETF at that time. The Fund’s or a Bitcoin ETF’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Performance

The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value (“NAV”) as well as the average annual Fund returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on NAV compared to those of a broad-based securities market index. The Fund’s performance information is accessible on the Fund’s website at https://www.roundhillinvestments.com/etf/ybtc.

The Fund’s highest quarterly return was 29.70% (quarter ended June 30, 2025) and the Fund’s lowest quarterly return was (23.98)% (quarter ended December 31, 2025).

Average Annual Total Return as of December 31, 2025
Roundhill Bitcoin Covered Call Strategy ETF	1 Year	Since Inception (01/17/2024)
Return Before Taxes	-3.45%	21.97%
Return After Taxes on Distributions	-7.17%	9.17%
Return After Taxes on Distributions and Sale of Fund Shares	-0.72%	12.42%
Solactive GBS Global Markets All Cap USD Index TR (reflects no deduction for fees, expenses or taxes)	22.52%	21.50%

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

Management

Investment Adviser: Roundhill Financial Inc. (“Roundhill” or the “Adviser”)

Investment Sub-Adviser: Exchange Traded Concepts, LLC (“ETC” or the “Sub-Adviser”)

Portfolio Managers: The individuals primarily responsible for the day-to-day management of the Fund are Timothy Maloney (Roundhill), William Hershey (Roundhill), David Mazza (Roundhill), Andrew Serowik (ETC), Todd Alberico (ETC), Gabriel Tan (ETC) and Brian Cooper (ETC). Messrs. Serowik, Alberico, Tan and Cooper served as portfolio managers since 2024 and Messrs. Maloney, Hershey and Mazza have served as portfolio managers since 2025.

Purchase and Sale of Fund Shares

The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.

Individual Fund Shares may only be purchased and sold on the Exchange, other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.roundhillinvestments.com/etf/ybtc.

Tax Information

To the extent the Fund’s distributions are taxed, they are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you. Certain Fund distributions may exceed the Fund’s income and gains for the Fund’s taxable year. Distributions in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and will result in a higher capital gain or lower capital loss when those Fund Shares on which the distribution was received are sold. Once a Fund shareholder’s cost basis is reduced to zero, further distributions will be treated as capital gain if the Fund shareholder holds Fund Shares as capital assets.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser, the Sub-Adviser, the Fund’s distributor, may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

You can find the Fund’s statutory prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at https://www.roundhillinvestments.com/etf/ybtc.